Heitman US Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) - 99.12%
Health Care REITs - 12.93%
Healthpeak Properties, Inc.	103,177	$3,454,366
Physicians Realty Trust	140,713	2,479,363
Ventas, Inc.	74,561	4,116,513
Welltower, Inc.	85,407	7,037,537
		17,087,779
Hotel & Resort REITs - 5.97%
Apple Hospitality REIT, Inc.	177,376	2,790,125
Pebblebrook Hotel Trust	143,713	3,220,608
Summit Hotel Properties, Inc. (a)	175,260	1,687,754
Sunstone Hotel Investors, Inc. (a)	15,744	187,983
		7,886,470
Industrial REITs - 14.67%
Duke Realty Corporation	130,222	6,233,727
First Industrial Realty Trust, Inc.	84,310	4,390,865
Prologis, Inc.	52,180	6,544,937
Rexford Industrial Realty, Inc.	39,190	2,224,033
		19,393,562
Office REITs - 6.08%
Kilroy Realty Corporation	51,898	3,436,166
Mack-Cali Realty Corporation (a)	69,964	1,197,784
Piedmont Office Realty Trust, Inc., Class A	162,275	2,828,453
Postal Realty Trust, Inc., Class A	30,511	568,725
		8,031,128
Residential REITs - 22.72%
AvalonBay Communities, Inc.	43,014	9,533,623
Camden Property Trust	27,080	3,993,487
Centerspace	16,350	1,545,075
Invitation Homes, Inc.	135,167	5,180,951
Sun Communities, Inc.	26,830	4,966,233
UDR, Inc.	90,870	4,814,293
		30,033,662
Retail REITs - 13.88%
Acadia Realty Trust	34,053	695,022
Federal Realty Investment Trust	44,533	5,254,449
Kimco Realty Corporation	186,726	3,874,564
NETSTREIT Corporation	92,424	2,185,828
Realty Income Corporation	52,692	3,417,603
SITE Centers Corporation	188,864	2,916,060
		18,343,526
Specialized REITs - 22.87%
American Tower Corporation	9,330	2,476,275
CoreSite Realty Corporation	20,890	2,894,101
CyrusOne, Inc.	38,630	2,990,348
EPR Properties	30,046	1,483,672
Equinix, Inc.	7,326	5,788,492
Life Storage, Inc.	20,560	2,359,054
Public Storage	25,940	7,706,774
VICI Properties, Inc.	159,156	4,521,622
		30,220,338
Total REITs
(Cost $116,446,711)		130,996,465

SHORT-TERM INVESTMENTS - 0.83%
Money Market Fund - 0.83%
First American Treasury Obligations Fund, Class X, 0.01% (b)	1,100,981	1,100,981
Total Short-Term Investments
(Cost $1,100,981)		1,100,981

Total Investments
(Cost $117,547,692) - 99.95%		132,097,446
Other Assets in Excess of Liabilities - 0.05%		67,380
Total Net Assets - 100.00%		$132,164,826

(a) Non-income producing security.
(b) The rate quoted is the annualized seven-day yield as of September 30,2021

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2021:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
REITs(1)	130,996,465	$-	$-	$130,996,465
Short-Term Investments	1,100,981	-	-	$1,100,981
	$132,097,446	$-	$-	$132,097,446

(1) Please refer to the Schedule of Investments to view REITs segregated by sub-industry type.

During the period ended September 30, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.